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                                                                  Exhibit 10.16c

                     AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT




           AMENDMENT NO. 3, dated as of October 31, 2001, among SELECTIVE INSURANCE GROUP, INC., a New Jersey corporation ("Selective"), having an office at 40 Wantage Avenue, Branchville, New Jersey 07826, SELECTIVE INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("SICA"), having an office at 40 Wantage Avenue, Branchville, New Jersey 07826, and JAMIE OCHILTREE III, having an address at 21 Lambert Drive, Sparta, New Jersey 07871 (the "Executive"), to Employment Agreement dated as of October 31, 1995 among Selective, SICA and the Executive, as heretofore amended by Amendment No. 1 thereto dated as of October 31, 1998, and Amendment No. 2 dated as of May 3, 2000, as hereof (as so amended, the "Employment Agreement").


                WHEREAS, Selective, SICA and the Executive have executed and delivered the Employment Agreement, and Selective has guaranteed all of the obligations of SICA as the Employer under the Employment Agreement; and


                WHEREAS, the parties hereto desire to further amend the Employment Agreement to extend the term thereof and to modify the Salary (as defined in Section 3 of the Employment Agreement) provided for therein.


                THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:


           1. The term of employment under the Employment Agreement is hereby extended for a period of three (3) years commencing October 31, 2001 (the "Renewal Term"), and all references in the Agreement to the term thereof or the Executive's term of employment thereunder shall include the Renewal Term.


           2. The Salary, as defined and provided for in Section 3 of the Employment Agreement, shall be paid to the Executive at a rate of not less than Two Hundred Ninety Thousand and 00/100 ($290,000.00) Dollars per year during the Renewal Term.

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           3. Selective reaffirms that it guarantees to the Executive the full performance by SICA of all of its obligations under the Employment Agreement as amended herein.


           4. Except as amended herein, the Employment Agreement shall continue in full force and effect on and after the date hereof.


           IN WITNESS WHEREOF, this Amendment has been duly executed by the Executive and on behalf of Selective and SICA by their duly authorized officers as of the date and year first above written.



                                 SELECTIVE INSURANCE GROUP, INC.


                                 By: /s/ Gregory E. Murphy
                                    -------------------------------------------
                                    Name:  Gregory E. Murphy
                                    Title: Chairman, President and Chief
                                            Executive Officer


                                     SELECTIVE INSURANCE COMPANY
                                     OF AMERICA



                                 By: /s/ Gregory E. Murphy
                                    -------------------------------------------
                                    Name:  Gregory E. Murphy
                                    Title: Chairman, President and Chief
                                           Executive Officer


                                      /s/ Jamie Ochiltree III
                                    -------------------------------------------
                                     Executive

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